EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     To the knowledge of each of the undersigned, this Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.


Date:  May 15, 2003                  By:      /s/  James A. Luksch
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                                        James A. Luksch, Chief Executive Officer



Date:  May 15, 2003                  By:      /s/  Eric Skolnik
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                                        Eric Skolnik, Chief Financial Officer